    As filed with the Securities and Exchange Commission on September 6, 2001
================================================================================


                           Registration No. 333-76825

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    --------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                        FIRST INTERSTATE BANCSYSTEM, INC.
               --------------------------------------------------
               (Exact name of issuer as specified in its charter)


          MONTANA                                              81-0331430
--------------------------------                          ----------------------
(State or other Jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

                 400 North 31st Street, Billings, Montana 59116
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE
                          BANCSYSTEM, INC., AS AMENDED

     FIRST INTERSTATE BANCSYSTEM, INC. STOCK OPTIONS AND STOCK APPRECIATION
                          RIGHTS PLAN, AS AMENDED, AND

         FIRST INTERSTATE BANCSYSTEM, INC. EMPLOYEE STOCK PURCHASE PLAN
         --------------------------------------------------------------
                             (Full titles of plans)

                                Terrill R. Moore
                Senior Vice President and Chief Financial Officer
                        FIRST INTERSTATE BANCSYSTEM, INC.
                              401 North 31st Street
                             Billings, Montana 59116
                --------------------------------------------------
                     (Name and address of agent for service)

                                 (406) 255-5390
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                  With Copy to:
                               Holland & Hart LLP
                          Attn: Dennis M. Jackson, Esq.
                       555 Seventeenth Street, Suite 3200
                             Denver, Colorado 80202
                                 (303) 295-8115


================================================================================

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (Commission File No. 333-76825) is being filed solely for the purpose of amending the exhibit list to include the Shareholder's Agreement for non-Scott family members dated August 24, 2001 (Exhibit 4.26) and amendments to the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., as amended and restated (Exhibits 4.21, 4.22, 4.23, 4.24 and 4.25).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.       EXHIBITS

   Regulation S-K
      Exhibit                                                 Document
   ---------------                                           ---------
       4.1(1)                Restated Articles of Incorporation of the Registrant dated February 27, 1986

       4.2(2)                Articles of Amendment to Restated Articles of Incorporation of the Registrant dated
                             September 19, 1996

       4.3(2)                Articles of Amendment to Restated Articles of Incorporation of the Registrant dated
                             September 19, 1996

       4.4(3)                Articles of Amendment to Restated Articles of Incorporation of the Registrant dated
                             October 7, 1997

       4.5(6)                Bylaws of the Registrant

       4.5(4)                Amendment to Bylaws of the Registrant dated March 18, 1999

       4.6(5)                Specimen of common stock certificate of First Interstate BancSystem, Inc.

       4.7(7)                Shareholder's Agreement for non-Scott family members

       4.8(1)                Savings and Profit Sharing Plan for Employees of the Registrant, as amended December
                             31, 1994.

       4.9(6)                Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                             adopted September 21, 1995.

       4.10(6)               First Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated December 20, 1995.

       4.11(6)               Second Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated July 18, 1996.

       4.12(6)               Third Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated September 19, 1996.

       4.13(6)               Fourth Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated January 16, 1997.

       4.14(3)               Fifth Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated September 18, 1997.

       4.15*                 Sixth Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated December 12, 1998.

   Regulation S-K
      Exhibit                                                 Document
   ---------------                                           ---------
       4.16*                 Seventh Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated April 6, 1999.

       4.17(1)               Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

       4.18(7)               Employee Stock Purchase Plan of the Registrant, dated May 1, 1998.

       4.19*                 First Interstate Stockholders' Agreements with Scott family members.

       4.20*                 Form of Charity Shareholder's Agreement with charitable shareholders.

       4.21                  Eight Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated May 20, 1999.

       4.22                  Ninth Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated August 1, 2000.

       4.23                  Tenth Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated January 1, 2001.

       4.24                  Eleventh Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated April 1, 2001.

       4.25                  Twelfth Amendment to the Savings and Profit Sharing Plan for Employees of the
                             Registrant, dated April 30, 2001.

       4.26                  Shareholder's Agreement for non-Scott family members dated August 24, 2001.

       5*                    Opinion of Holland & Hart LLP, as to the legality of securities being registered.

       23.1*                 Consent of KPMG LLC, Independent Certified Public Accountants.

       23.2*                 Consent of Holland & Hart LLP (contained in Exhibit 5)

       24                    Power of Attorney (included on page 6 of this Registration Statement)

----------

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-84540.

(2)  Incorporated by reference to the Registrant's Form 8-K dated October 1,
     1996.

(3) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-37847.

(4) Incorporated by reference to the Registrant's Form 10-K for the fiscal year ended December 31, 1999, No. 033-64304.

(5) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-3250.

(6) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-25633.

(7) Incorporated by reference to the Registrant's Registration Statement on Form S-8, No. 333-53011.

 *   Previously filed.

                                   SIGNATURES

1.       REGISTRANT

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on September 6, 2001.

                                       First Interstate BancSystem, Inc.

                                       By: /s/ Thomas W. Scott
                                           -------------------------------------
                                               Thomas W. Scott
                                               Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this Registration Statement appears below hereby constitutes and appoints Thomas
W. Scott and Terrill R. Moore, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below, and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto and each of the undersigned does hereby ratify and confirm all that such attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on September 6, 2001.

SIGNATURE                                       TITLE
/s/ Homer A. Scott, Jr.                         Chairman of the Board
----------------------------------------
Homer A. Scott, Jr.

/s/ Dan S. Scott                                Director
----------------------------------------
Dan S. Scott

/s/ James R. Scott                              Vice Chairman of the Board
----------------------------------------
James R. Scott

/s/ Sandra Scott Suzor                          Director
----------------------------------------
Sandra Scott Suzor

/s/ John M. Heyneman, Jr.                       Director
----------------------------------------
John M. Heyneman, Jr.

/s/ Joel T. Long                                Director
----------------------------------------
Joel T. Long

/s/ Lyle R. Knight                              President and Chief Operating Officer, Director
----------------------------------------
Lyle R. Knight

/s/ Terry W. Payne                              Director
----------------------------------------
Terry W. Payne


/s/ James W. Haugh                              Director
----------------------------------------
James W. Haugh

/s/ Thomas W. Scott                             Chief Executive Officer and Director
----------------------------------------        (Principal Executive Officer)
Thomas W. Scott

/s/ C. Gary Jennings                            Director
----------------------------------------
C. Gary Jennings

/s/ Robert L. Nance                             Director
----------------------------------------
Robert L. Nance

/s/ Robert H. Waller                            Director
----------------------------------------
Robert H. Waller

/s/ Elouise C. Cobell                           Director
----------------------------------------
Elouise C. Cobell

/s/ Richard A. Dorn                             Director
----------------------------------------
Richard A. Dorn

/s/ Larry F. Suchor                             Director
----------------------------------------
Larry F. Suchor

/s/ William B. Ebzery                           Director
----------------------------------------
William B. Ebzery

/s/ David H. Crum                               Director
----------------------------------------
David H. Crum

/s/ Terrill R. Moore                            Senior Vice President, Chief Financial Officer
----------------------------------------        (Principal Financial and Accounting Officer)
Terrill R. Moore




2. SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANSYSTEM, INC., AS AMENDED AND RESTATED

         Pursuant to the requirements of the Securities Act, the trustee has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on September 6, 2001.

                                       Savings and Profit Sharing Plan for
                                       Employees of First Interstate BancSystem,
                                       Inc., as amended and restated

                                       /s/ Richard A. McCann
                                       -----------------------------------------
                                       By:  Richard A. McCann
                                       Its:  Trustee

                        FIRST INTERSTATE BANCSYSTEM, INC.

                                 EXHIBITS INDEX

       Exhibit                                                   Document
       -------                                                   --------
       4.1(1)              Restated Articles of Incorporation of the Registrant dated February 27, 1986

       4.2(2)              Articles of Amendment to Restated Articles of Incorporation of the Registrant dated
                           September 19, 1996

       4.3(2)              Articles of Amendment to Restated Articles of Incorporation of the Registrant dated
                           September 19, 1996

       4.4(3)              Articles of Amendment to Restated Articles of Incorporation of the Registrant dated
                           October 7, 1997

       4.5(6)              Bylaws of the Registrant

       4.5(4)              Amendment to Bylaws of the Registrant dated March 18, 1999

       4.6(5)              Specimen of common stock certificate of First Interstate BancSystem, Inc.

       4.7(7)              Shareholder's Agreement for non-Scott family members

       4.8(1)              Savings and Profit Sharing Plan for Employees of the Registrant, as amended December 31,
                           1994.

       4.9(6)              Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           adopted September 21, 1995.

       4.10(6)             First Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated December 20, 1995.

       4.11(6)             Second Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated July 18, 1996.

       4.12(6)             Third Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated September 19, 1996.

       4.13(6)             Fourth Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated January 16, 1997.

       4.14(3)             Fifth Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated September 18, 1997.

       4.15*               Sixth Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated December 12, 1998.

       4.16*               Seventh Amendment to the Savings and Profit Sharing Plan for Employees of the
                           Registrant, dated April 6, 1999.

       4.17(1)             Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

       4.18(7)             Employee Stock Purchase Plan of the Registrant, dated May 1, 1998.
                                      .9(7)
       4.19*               First Interstate Stockholders' Agreements with Scott family members.

       4.20*               Form of Charity Shareholder's Agreement with charitable shareholders.

       4.21                Eight Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated May 20, 1999.

       4.22                Ninth Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated August 1, 2000.

       4.23                Tenth Amendment to the Savings and Profit Sharing Plan for Employees of the Registrant,
                           dated January 1, 2001.

       4.24                Eleventh Amendment to the Savings and Profit Sharing Plan for Employees of the
                           Registrant, dated April 1, 2001.

       4.25                Twelfth Amendment to the Savings and Profit Sharing Plan for Employees of the
                           Registrant, dated April 30, 2001.

       4.26                Shareholder's Agreement for non-Scott family members dated August 24, 2001.

       5*                  Opinion of Holland & Hart LLP, as to the legality of securities being registered.

       23.1*               Consent of KPMG LLC, Independent Certified Public Accountants.

       23.2*               Consent of Holland & Hart LLP (contained in Exhibit 5)

       24                  Power of Attorney (included on page 6 of this Registration Statement)

----------

(1) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-84540.

(2)  Incorporated by reference to the Registrant's Form 8-K dated October 1,
     1996.

(3) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-37847.

(4) Incorporated by reference to the Registrant's Form 10-K for the fiscal year ended December 31, 1999, No. 033-64304.

(5) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-3250.

(6) Incorporated by reference to the Registrant's Registration Statement on Form S-1, No. 333-25633.

(7) Incorporated by reference to the Registrant's Registration Statement on Form S-8, No. 333-53011.

 *   Previously filed.